UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2006

Alliant Techsystems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5050 Lincoln Drive Edina, Minnesota		55436-1097
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)                                  Effective April 5, 2006, the Personnel and Compensation Committee of the Board of Directors of Alliant Techsystems Inc. (“ATK”) amended ATK’s Supplemental Executive Retirement Plan, as amended and restated as of January 1, 2005 (the “SERP”). The purpose of this amendment was to provide a supplemental retirement benefit under the SERP to John J. Cronin, Senior Vice President of ATK and President of ATK’s Mission Systems Group, upon his commencement of employment with ATK on April 5, 2006. The terms of Mr. Cronin’s benefit are set forth in Appendix F to the SERP. The SERP, including Appendix F, is filed with this report as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
10.1	Alliant Techsystems Inc. Supplemental Executive Retirement Plan, as amended and restated as of January 1, 2005, and as amended effective April 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: April 6, 2006	By:	/s/ KEITH D. ROSS
Keith D. Ross Senior Vice President, General Counsel and Secretary